PROTECTIVE INVESTMENT COMPANY
               --------------------------------------------------
                        Supplement dated March 1, 1999 to
                          Prospectus dated May 1, 1998

Under "INVESTMENT OBJECTIVES AND POLICIES - Protective CORE U.S. Equity Fund," the fifth sentence of the third paragraph is deleted.

Under "INVESTMENT OBJECTIVES AND POLICIES - Global Income Fund" the second sentence of subsections "Currency and Interest Rate Techniques" is revised to add credit swaps as one of the management techniques that the Fund may employ.

Under "SPECIAL INVESTMENT METHODS AND RISKS" subsection "When-Issued Securities and Forward Commitments," the following sentences are added:

         Each Fund may sell securities on a forward commitment basis; that is, make contracts to sell securities for a fixed price at a future date beyond the customary, three-day settlement. Securities sold on a forward commitment basis involve the risk that the value of the securities to be sold may increase prior to the settlement date.

Under "SPECIAL INVESTMENT METHODS AND RISKS" subsection "Foreign Transactions - Foreign Investments" the following language replaces the fourth paragraph:

         The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the European Economic and Monetary Union presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union ("EU") may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions that could adversely affect the value of securities held by the Funds. Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.


Under "SPECIAL INVESTMENT METHODS AND RISKS" subsection "Other Investment Companies" the first sentence is revised to read as follows:

         All of the Funds reserve the right to invest up to 10% of their total assets, calculated at the time of purchase, in the securities of other investment companies including business development companies, small business investment companies and, with the exception of the Money Market and Global Income Funds, World Equity Benchmark Shares ("WEBS").




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Under "MANAGEMENT"  subsection  "Investment  Advisers - Portfolio Managers," the following portfolio managers have been added:

         M. Roch Hillenbrand, a Managing Director of Goldman, Sachs & Co., is the Head of Global Equities for Goldman Sachs Asset Management, overseeing U.S., Europe, Japan, and non-Japan Asia. In this capacity, he is responsible for managing the group as it defines and implements global portfolio management processes that are consistent, reliable and predictable. Roch is also President of Commodities Corporation LLC, of which Goldman, Sachs & Co. is the parent company. Over the course of his 18-year career at Commodities Corporation, Roch has had extensive experience in dealing with internal and external investment managers who have managed a range of futures and equities strategies across multiple markets, using a variety of styles.

         All of the Value Style Funds, which include the Growth and Income Fund and Small Cap Value Fund, are managed on a team basis with certain members of the team taking primary responsibility for particular Funds. Each member of the team generally participates in the active discussion of the composition, structure and strategy of each Fund. The members of the Value Team are Eileen Aptman, Paul D. Farrell, Matthew B.
         McLennan and Karma Wilson.

Fund Managers

                                          Five Year
Name and Title Fund Responsibility       Employment History

Melissa Brown  Senior Portfolio Manager-Ms. Brown joined the Investment Adviser
Vice President CORE U.S. Equity         in 1998. From 1984 to 1998, she was the
                                        director of Quantitative Equity Research and served on the Investment Policy
                                        Committee at Prudential Securities.

Susan Noble   Senior Portfolio Manager- Ms. Noble joined the Investment Adviser
Executive       International Equity     in October 1997 as Senior Portfolio
Director                                 Manager and head of the European Equity
                                         team.  From 1986 to 1997, she worked at
                                         Fleming  Investment Management in
                                         London,  where  she most  recently  was
                                        Portfolio Management Director for  the
                                         European equity investment strategy
                                        and process.
------------------------  ---------------------------------  ----------------

         In addition, Allessandro P.G. Lunghi and Karma Wilson are no longer serving as portfolio managers of the International Equity Fund; Ms. Wilson and Paul D. Farrell, a Managing Director, are now serving as portfolio managers of the Growth and Income Fund; Eileen A. Aptman, G. Lee Anderson, Greg Gigliotti, Ronald E. Gutfleish, Thomas S. Price and Lawrence S. Sibley are no longer serving as portfolio managers of the Growth and Income Fund; and Takeya Suzuki is no longer serving as a portfolio manager for any of the Funds.












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